                                                                    EX-99.(d)(1)

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Adjustable Rate Government Fund*               First 500M           0.40
                                               Next 500M            0.375            No changes
                                               Next 2B              0.35
                                               Next 2B              0.325
                                               Over 5B              0.30
Aggressive Allocation Fund/1/                              0.25                      No changes

Asia Pacific Fund                              First 500M           1.10
                                               Next 500M            1.05             No changes
                                               Next 2B              1.00
                                               Next 2B              0.975
                                               Over 5B              0.95
Asset Allocation Fund*                         First 1B             0.25
                                               Next 4B              0.225            No changes
                                               Over 5B              0.20
California Limited-Term Tax-Free Fund          First 500M           0.35
                                               Next 500M            0.325            No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
California Tax-Free Fund                       First 500M           0.35
                                               Next 500M            0.325            No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
California Municipal Money Market Fund         First 1B             0.30
                                               Next 4B              0.275            No changes
                                               Over 5B              0.25
California Municipal Money Market Trust                    0.00                      No changes

----------
+ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a reduction in the advisory fee rates payable on a number of Funds. Such fee reductions are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.

* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

/1/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Capital Growth Fund                            First 500M           0.70       First 500M   0.65
                                               Next 500M            0.65       Next 500M    0.625
                                               Next 2B              0.60       Next 1B      0.60
                                               Next 2B              0.575      Next 2B      0.575
                                               Over 5B              0.55       Over 4B      0.55
Cash Investment Money Market Fund                          0.10                      No changes
Classic Value Fund*                            First 500M           0.65
                                               Next 500M            0.625            No changes
                                               Next 1B              0.60
                                               Next 2B              0.575
                                               Over 4B              0.55
Colorado Tax-Free Fund                         First 500M           0.35
                                               Next 500M            0.325            No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
Common Stock Fund                              First 500M           0.75       First 500M   0.75
                                               Next 500M            0.70       Next 500M    0.70
                                               Next 2B              0.65       Next 1B      0.65
                                               Next 2B              0.625      Next 2B      0.625
                                               Over 5B              0.60       Over 4B      0.60
Conservative Allocation Fund                               0.25                      No changes
Core Equity Fund*                              First 500M           0.65
                                               Next 500M            0.625            No changes
                                               Next 1B              0.60
                                               Next 2B              0.575
                                               Over 4B              0.55
C&B Mid Cap Value Fund                         First 500M           0.75       First 500M   0.70
                                               Next 500M            0.70       Next 500M    0.675
                                               Next 2B              0.65       Next 1B      0.65
                                               Next 2B              0.625      Next 2B      0.625
                                               Over 5B              0.60       Over 4B      0.60
C&B Large Cap Value Fund                                   0.00+/-                   No changes
Disciplined Global Equity Fund*                First 500M           0.70
                                               Next 500M            0.65             No changes
                                               Next 1B              0.60
                                               Next 2B              0.575
                                               Over 4B              0.55
Disciplined U.S. Core Fund*                    First 1B             0.30
                                               Next 4B              0.275            No changes
                                               Over 5B              0.25
Disciplined Value Fund*                        First 500M           0.55
                                               Next 500M            0.525            No changes
                                               Next 1B              0.50
                                               Next 2B              0.475
                                               Over 4B              0.45

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Discovery Fund                                 First 500M           0.75       First 500M   0.75
                                               Next 500M            0.70       Next 500M    0.70
                                               Next 2B              0.65       Next 1B      0.65
                                               Next 2B              0.625      Next 2B      0.625
                                               Over 5B              0.60       Over 4B      0.60
Diversified Bond Fund/2/                                   0.25                      No changes
Diversified Capital Builder*                   First 500M           0.60             No changes
                                               Next 500M            0.55
                                               Next 2B              0.50
                                               Next 2B              0.475
                                               Over 5B              0.45
Diversified Equity Fund                                    0.25                      No changes
Diversified Income Builder*                    First 500M           0.50             No changes
                                               Next 500M            0.475
                                               Next 2B              0.45
                                               Next 2B              0.425
                                               Over 5B              0.40
Diversified International Fund (formerly,      First 500M           0.95       First 500M   0.85
the International Equity Fund)                 Next 500M            0.90       Next 500M    0.80
                                               Next 2B              0.85       Next 1B      0.75
                                               Next 2B              0.825      Next 2B      0.725
                                               Over 5B              0.80       Over 4B      0.70
Diversified Small Cap Fund                                 0.25                      No changes

Emerging Growth Fund                                       0.00+/-                   No changes
Emerging Markets Equity Fund/3/                First 500M           1.10
                                               Next 500M            1.05             No changes
                                               Next 2B              1.00
                                               Next 2B              0.975
                                               Over 5B              0.95
Emerging Markets Equity Fund II/4/             First 500M           1.10             No changes
                                               Next 500M            1.05
                                               Next 1B              1.00
                                               Next 2B              0.975
                                               Over 4B              0.950

----------
/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund into the Total Return Bond Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/3/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/4/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Endeavor Select Fund                           First 500M           0.70       First 500M   0.65
                                               Next 500M            0.65       Next 500M    0.625
                                               Next 2B              0.60       Next 1B      0.60
                                               Next 2B              0.575      Next 2B      0.575
                                               Over 5B              0.55       Over 4B      0.55
Enterprise Fund                                First 500M           0.75       First 500M   0.70
                                               Next 500M            0.70       Next 500M    0.675
                                               Next 2B              0.65       Next 1B      0.65
                                               Next 2B              0.625      Next 2B      0.625
                                               Over 5B              0.60       Over 4B      0.60
Equity Income Fund/5/                                      0.00+/-                   No changes
Equity Value Fund                                          0.00+/-                   No changes
Global Opportunities Fund*                     First 500M           0.90
                                               Next 500M            0.875            No changes
                                               Next 1B              0.85
                                               Next 2B              0.825
                                               Over 4B              0.80
Government Money Market Fund                               0.10                      No changes
Government Securities Fund                     First 500M           0.40             No changes
                                               Next 500M            0.375
                                               Next 2B              0.35
                                               Next 2B              0.325
                                               Over 5B              0.30
Growth Balanced Fund                                       0.25                      No changes
Growth Equity Fund/6/                                      0.25                      No changes
Growth Fund                                    First 500M           0.75       First 500M   0.75
                                               Next 500M            0.70       Next 500M    0.70
                                               Next 2B              0.65       Next 1B      0.65
                                               Next 2B              0.625      Next 2B      0.625
                                               Over 5B              0.60       Over 4B      0.60
Growth Opportunities Fund*                     First 500M           0.75
                                               Next 500M            0.70             No changes
                                               Next 1B              0.65
                                               Next 2B              0.625
                                               Over 4B              0.60

----------
/5/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund to the Disciplined Value Fund. Upon shareholder approval, the merger will become effective July 16, 2010. In addition, for an interim period following shareholder approval, the Equity Income Fund will convert from a gateway feeder fund to a stand-alone fund. The advisory fees during this interim period of June 18, 2010 to July 16, 2010 will be: 0.70% on the first 500M; 0.65% on the next 500M; 0.60% on the next 2B; 0.575% on the next 2B; and 0.55% over 5B.

/6/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Health Care Fund*                               First 500M           0.80
                                                Next 500M            0.75             No changes
                                                Next 1B              0.70
                                                Next 2B              0.675
                                                Over 4B              0.65
Heritage Money Market Fund                                   0.10                     No changes
High Income Fund                                First 500M           0.50
                                                Next 500M            0.475            No changes
                                                Next 2B              0.45
                                                Next 2B              0.425
                                                Over 5B              0.40
High Yield Bond Fund*                           First 500M           0.50
                                                Next 500M            0.475            No changes
                                                Next 2B              0.45
                                                Next 2B              0.425
                                                Over 5B              0.40
Income Plus Fund                                First 500M           0.50       First 500M   0.40
                                                Next 500M            0.475      Next 500M    0.375
                                                Next 2B              0.45       Next 2B      0.35
                                                Next 2B              0.425      Next 2B      0.325
                                                Over 5B              0.40       Over 5B      0.30
Index Asset Allocation Fund (formerly, the      First 500M           0.65       First 500M   0.60
Asset Allocation Fund)                          Next 500M            0.60       Next 500M    0.55
                                                Next 2B              0.55       Next 2B      0.50
                                                Next 2B              0.525      Next 2B      0.475
                                                Over 5B              0.50       Over 5B      0.450
Index Fund                                                  0.00+/-                   No changes
Inflation-Protected Bond Fund                               0.00+/-                   No changes
Intermediate Tax/AMT Free Fund                  First 500M           0.35
                                                Next 500M            0.325            No changes
                                                Next 2B              0.30
                                                Next 2B              0.275
                                                Over 5B              0.25
International Bond Fund*                        First 500M           0.55
                                                Next 500M            0.525            No changes
                                                Next 2B              0.50
                                                Next 2B              0.475
                                                Over 5B              0.45
International Core Fund/7/                      First 500M           0.95       First 500M   0.85
                                                Next 500M            0.90       Next 500M    0.80
                                                Next 2B              0.85       Next 1B      0.75
                                                Next 2B              0.825      Next 2B      0.725
                                                Over 5B              0.80       Over 4B      0.70
International Value Fund                                    0.00+/-                   No changes

----------
/7/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund, effective July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Intrinsic Value Fund*                          First 500M            0.65
                                               Next 500M             0.625            No changes
                                               Next 1B               0.60
                                               Next 2B               0.575
                                               Over 4B               0.55
Intrinsic World Equity Fund*                   First 500M            0.80
                                               Next 500M             0.75             No changes
                                               Next 1B               0.70
                                               Next 2B               0.675
                                               Over 4B               0.65
Large Cap Appreciation Fund/8/                             0.00+/-                    No changes
Large Cap Core Fund*                           First 500M            0.65
                                               Next 500M             0.625            No changes
                                               Next 1B               0.60
                                               Next 2B               0.575
                                               Over 4B               0.55
Large Cap Growth Fund                          First 500M            0.70       First 500M   0.65
                                               Next 500M             0.65       Next 500M    0.625
                                               Next 2B               0.60       Next 1B      0.60
                                               Next 2B               0.575      Next 2B      0.575
                                               Over 5B               0.55       Over 4B      0.55
Large Company Core Fund/9/                     First 500M            0.70
                                               Next 500M             0.65             No changes
                                               Next 2B               0.60
                                               Next 2B               0.575
                                               Over 5B               0.55
Large Company Growth Fund/10/                              0.00+/-                    No changes
Large Company Value Fund                       First 500M            0.70       First 500M   0.65
                                               Next 500M             0.65       Next 500M    0.625
                                               Next 2B               0.60       Next 1B      0.60
                                               Next 2B               0.575      Next 2B      0.575
                                               Over 5B               0.55       Over 4B      0.55

----------
/8/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund to the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. In addition, for an interim period following shareholder approval, the Large Cap Appreciation Fund will convert from a gateway feeder fund to a stand-alone fund. The advisory fees during this interim period of June 18, 2010 to July 16, 2010 will be: 0.70 on the first 500M; 0.65% on the next 500M; 0.60% on the next 2B; 0.575% on the next 2B; and 0.55% over 5B.

/9/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/10/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund to the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. In addition, for an interim period following shareholder approval, the Large Company Growth Fund will convert from a gateway feeder fund to a stand-alone fund. The advisory fees during this interim period of June 18, 2010 to July 16, 2010 will be: 0.70% on the first 500M; 0.65% on the next 500M; 0.60% on the next 2B; 0.575% on the next 2B; and 0.55% over 5B.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Managed Account CoreBuilder Shares Series G                0.00                       No changes
Managed Account CoreBuilder Shares Series M                0.00                       No changes
Mid Cap Disciplined Fund/11/                   First 500M            0.75       First 500M   0.70
                                               Next 500M             0.70       Next 500M    0.675
                                               Next 2B               0.65       Next 1B      0.65
                                               Next 2B               0.625      Next 2B      0.625
                                               Over 5B               0.60       Over 4B      0.60
Mid Cap Growth Fund                            First 500M            0.75       First 500M   0.70
                                               Next 500M             0.70       Next 500M    0.675
                                               Next 2B               0.65       Next 1B      0.65
                                               Next 2B               0.625      Next 2B      0.625
                                               Over 5B               0.60       Over 4B      0.60
Minnesota Money Market Fund                    First 1B              0.30       First 1B     0.30
                                               Next 4B               0.275      Next 4B      0.275
                                               Over 5B               0.25       Next 10B     0.25
                                                                                Next 10B     0.225
                                                                                Over 25B     0.20
Minnesota Tax-Free Fund                        First 500M            0.35
                                               Next 500M             0.325            No changes
                                               Next 2B               0.30
                                               Next 2B               0.275
                                               Over 5B               0.25
Moderate Balanced Fund                                     0.25                       No changes
Money Market Fund                              First 1B              0.30       First 1B     0.30
                                               Next 4B               0.275      Next 4B      0.275
                                               Over 5B               0.25       Next 10B     0.25
                                                                                Next 10B     0.225
                                                                                Over 25B     0.20
Money Market Trust                                         0.00                       No changes
Municipal Bond Fund                            First 500M            0.35
                                               Next 500M             0.325            No changes
                                               Next 2B               0.30
                                               Next 2B               0.275
                                               Over 5B               0.25
Municipal Cash Management Money Market Fund*               0.10                       No changes
Municipal Money Market Fund                    First 1B              0.30       First 1B     0.30
                                               Next 4B               0.275      Next 4B      0.275
                                               Over 5B               0.25       Next 10B     0.25
                                                                                Next 10B     0.225
                                                                                Over 25B     0.20

----------
/11/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
National Tax-Free Money Market Fund                        0.10                       No changes
National Tax-Free Money Market Trust                       0.00                       No changes
New Jersey Municipal Money Market Fund*        First 1B             0.30
                                               Next 4B              0.275             No changes
                                               Over 5B              0.25
New York Municipal Money Market Fund*          First 1B             0.30
                                               Next 4B              0.275             No changes
                                               Over 5B              0.25
North Carolina Tax-Free Fund*                  First 500M           0.35
                                               Next 500M            0.325             No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
Omega Growth Fund*                             First 500M           0.75
                                               Next 500M            0.70              No changes
                                               Next 1B              0.65
                                               Next 2B              0.625
                                               Over 4B              0.60
Opportunity Fund                               First 500M           0.75        First 500M   0.70
                                               Next 500M            0.70        Next 500M    0.675
                                               Next 2B              0.65        Next 1B      0.65
                                               Next 2B              0.625       Next 2B      0.625
                                               Over 5B              0.60        Over 4B      0.60
Overland Express Sweep Fund/12/                First 1B             0.30        First 1B     0.30
                                               Next 4B              0.275       Next 4B      0.275
                                               Over 5B              0.25        Next 10B     0.25
                                                                                Next 10B     0.225
                                                                                Over 25B     0.20
Pennsylvania Municipal Money Market Fund*      First 1B             0.30
                                               Next 4B              0.275             No changes
                                               Over 5B              0.25
Pennsylvania Tax-Free Fund*                    First 500M           0.35
                                               Next 500M            0.325             No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
Precious Metals Fund*                          First 500M           0.60
                                               Next 500M            0.55              No changes
                                               Next 1B              0.50
                                               Next 2B              0.475
                                               Over 4B              0.45

----------
/12/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Premier Large Company Growth Fund*             First 500M           0.65
                                               Next 500M            0.625             No changes
                                               Next 1B              0.60
                                               Next 2B              0.575
                                               Over 4B              0.55
Prime Investment Money Market Fund                         0.10                       No changes
Short Duration Government Bond Fund            First 500M           0.40
                                               Next 500M            0.375             No changes
                                               Next 2B              0.35
                                               Next 2B              0.325
                                               Over 5B              0.30
Short-Term Bond Fund                           First 500M           0.40
                                               Next 500M            0.375             No changes
                                               Next 2B              0.35
                                               Next 2B              0.325
                                               Over 5B              0.30
Short-Term High Yield Bond Fund                First 500M           0.50
                                               Next 500M            0.475             No changes
                                               Next 2B              0.45
                                               Next 2B              0.425
                                               Over 5B              0.40
Short-Term Municipal Bond Fund                 First 500M           0.35
                                               Next 500M            0.325             No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
Small Cap Disciplined Fund/13/                 First 500M           0.85        First 500M   0.80
                                               Next 500M            0.825       Next 500M    0.775
                                               Next 1B              0.80        Next 1B      0.75
                                               Next 1B              0.775       Next 1B      0.725
                                               Over 3B              0.75        Over 3B      0.70
Small Cap Growth Fund                          First 500M           0.85        First 500M   0.80
                                               Next 500M            0.825       Next 500M    0.775
                                               Next 1B              0.80        Next 1B      0.75
                                               Next 1B              0.775       Next 1B      0.725
                                               Over 3B              0.75        Over 3B      0.70
Small Cap Opportunities Fund                   First 500M           0.85        First 500M   0.80
                                               Next 500M            0.825       Next 500M    0.775
                                               Next 1B              0.80        Next 1B      0.75
                                               Next 1B              0.775       Next 1B      0.725
                                               Over 3B              0.75        Over 3B      0.70

----------
/13/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Small Cap Value Fund                           First 500M           0.85        First 500M   0.80
                                               Next 500M            0.825       Next 500M    0.775
                                               Next 1B              0.80        Next 1B      0.75
                                               Next 1B              0.775       Next 1B      0.725
                                               Over 3B              0.75        Over 3B      0.70
Small Company Growth Fund                                  0.00+/-                    No changes
Small Company Value Fund                                   0.00+/-                    No changes
Small/Mid Cap Core Fund*                       First 500M           0.75
                                               Next 500M            0.70              No changes
                                               Next 1B              0.65
                                               Next 2B              0.625
                                               Over 4B              0.60
Small/Mid Cap Value Fund                       First 500M           0.85        First 500M   0.75
                                               Next 500M            0.825       Next 500M    0.70
                                               Next 1B              0.80        Next 1B      0.65
                                               Next 1B              0.775       Next 2B      0.625
                                               Over 3B              0.75        Over 4B      0.60
Social Sustainability Fund                     First 500M           0.70        First 500M   0.65
                                               Next 500M            0.65        Next 500M    0.625
                                               Next 2B              0.60        Next 1B      0.60
                                               Next 2B              0.575       Next 2B      0.575
                                               Over 5B              0.55         Over 4B      0.55
Special Small Cap Value Fund*                  First 500M           0.80
                                               Next 500M            0.775             No changes
                                               Next 1B              0.75
                                               Next 1B              0.725
                                               Over 3B              0.70
Specialized Financial Services Fund/14/        First 500M           0.95        First 500M   0.95
                                               Next 500M            0.90        Next 500M    0.90
                                               Next 2B              0.85        Next 1B      0.85
                                               Next 2B              0.825       Next 2B      0.825
                                               Over 5B              0.80        Over 4B      0.80
Specialized Technology Fund                    First 500M           1.05        First 500M   1.05
                                               Next 500M            1.00        Next 500M    1.00
                                               Next 2B              0.95        Next 1B      0.95
                                               Next 2B              0.925       Next 2B      0.925
                                               Over 5B              0.90        Over 4B      0.90
Stable Income Fund/15/                                     0.00+/-                    No changes

----------
/14/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/15/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund to the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. In addition, for an interim period following shareholder approval, the Stable Income Fund will convert from a gateway feeder fund to a stand-alone fund. The advisory fees during this interim period of June 18, 2010 to July 16, 2010 will be: 0.40% on the first 500M; 0.375% on the next 500M; 0.35% on the next 2B; 0.325% on the next 2B; and 0.30% over 5B.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Strategic Income Fund/16/                      First 500M           0.50
                                               Next 500M            0.475             No changes
                                               Next 2B              0.45
                                               Next 2B              0.425
                                               Over 5B              0.40
Strategic Large Cap Growth Fund*               First 500M           0.65
                                               Next 500M            0.625             No changes
                                               Next 1B              0.60
                                               Next 2B              0.575
                                               Over 4B              0.55
Strategic Municipal Bond Fund*                 First 500M           0.35
                                               Next 500M            0.325             No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
Target Today Fund                              First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Target 2010 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Target 2015 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Target 2020 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Target 2025 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Target 2030 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Target 2035 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%

----------
/16/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
Target 2040 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Target 2045 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Target 2050 Fund                               First 500M           0.25%
                                               Next 500M            0.23%             No changes
                                               Next 2B              0.21%
                                               Over 3B              0.19%
Traditional Small Cap Growth Fund*             First 500M           0.80
                                               Next 500M            0.775             No changes
                                               Next 1B              0.75
                                               Next 1B              0.725
                                               Over 3B              0.70
Total Return Bond Fund                                     0.00+/-                    No changes
Treasury Plus Money Market Fund                            0.10                       No changes
Utility & Telecommunications Fund*             First 500M           0.60
                                               Next 500M            0.55              No changes
                                               Next 1B              0.50
                                               Next 2B              0.475
                                               Over 4B              0.45
Ultra Short-Term Income Fund                   First 500M           0.40
                                               Next 500M            0.375             No changes
                                               Next 2B              0.35
                                               Next 2B              0.325
                                               Over 5B              0.30
Ultra Short-Term Municipal Income Fund         First 500M           0.35
                                               Next 500M            0.325             No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
U.S. Value Fund/17/                            First 500M           0.70
                                               Next 500M            0.65              No changes
                                               Next 2B              0.60
                                               Next 2B              0.575
                                               Over 5B              0.55
WealthBuilder Conservative Allocation          First 1B             0.20
Portfolio                                      Next 4B              0.175             No changes
                                               Over 5B              0.15

----------
/17/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET    FEE AS % OF AVG. DAILY NET
                                                       ASSET VALUE                   ASSET VALUE
                                                         CURRENT                 AS OF JULY 9, 2010+
--------------------------------------------   ---------------------------   --------------------------
WealthBuilder Equity Portfolio                 First 1B             0.20
                                               Next 4B              0.175             No changes
                                               Over 5B              0.15
WealthBuilder Growth Allocation Portfolio      First 1B             0.20
                                               Next 4B              0.175             No changes
                                               Over 5B              0.15
WealthBuilder Growth Balanced Portfolio        First 1B             0.20
                                               Next 4B              0.175             No changes
                                               Over 5B              0.15
WealthBuilder Moderate Balanced Portfolio      First 1B             0.20
                                               Next 4B              0.175             No changes
                                               Over 5B              0.15
WealthBuilder Tactical Equity Portfolio        First 1B             0.20
                                               Next 4B              0.175             No changes
                                               Over 5B              0.15
Wisconsin Tax-Free Fund                        First 500M           0.35
                                               Next 500M            0.325             No changes
                                               Next 2B              0.30
                                               Next 2B              0.275
                                               Over 5B              0.25
100% Treasury Money Market Fund                First 1B             0.30        First 1B     0.30
                                               Next 4B              0.275       Next 4B      0.275
                                               Over 5B              0.25        Next 10B     0.25
                                                                                Next 10B     0.225
                                                                                Over 25B     0.20

Most recent annual approval by the Board of Trustees: March 27, 2009 Schedule A amended: March 1, 2010

+/- As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act, the Fund does not pay Funds Management an investment advisory fee. At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment advisory fee of 0.25% for asset allocation services.

     The foregoing fee schedule is agreed to as of March 1, 2010 and shall remain in effect until changed in writing by the parties.

                                               WELLS FARGO FUNDS TRUST


                                               By:______________________________
                                                  C. David Messman
                                                  Secretary


                                               WELLS FARGO FUNDS MANAGEMENT, LLC


                                               By:______________________________
                                                  Andrew Owen
                                                  Executive Vice President